UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2023

CHURCHILL CAPITAL CORP VII

(Exact name of registrant as specified in its charter)

Delaware	001-40051	85-3420354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Fifth Avenue, 12th Floor
New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-7500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CVII.U	New York Stock Exchange

Shares of Class A common stock	CVII	New York Stock Exchange

Warrants	CVII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Churchill Capital Corp VII (“CCVII”), CorpAcq Holdings Limited, a private limited company incorporated under the laws of England and Wales (“CorpAcq”) and CorpAcq Group Plc, a public limited company incorporated under the laws of England and Wales ("CorpAcq Group") issued a joint press release (the “Press Release”) on November 17, 2023 announcing the filing of a registration statement of CorpAcq Group on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) on November 17, 2023.

The Registration Statement contains a preliminary proxy statement/prospectus in connection with the proposed business combination between CCVII, CorpAcq Group and CorpAcq (together with the other transactions contemplated thereby, the “Transactions”). While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about CCVII, CorpAcq Group, CorpAcq, and the Transactions. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation, dated November 2023 (“Investor Presentation”), that will be used by CCVII, CorpAcq Group and CorpAcq with respect to the Transactions.

Additional Information and Where to Find It

This current report on Form 8-K (this "Current Report") does not contain all the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. CorpAcq Group has filed the Registration Statement with the SEC, which includes a proxy statement/prospectus to be distributed to CCVII’s shareholders and warrantholders in connection with CCVII’s solicitation for proxies for the vote by CCVII’s shareholders and warrantholders in connection with the Transactions and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued by CorpAcq Group to CCVII’s shareholders and warrantholders in connection with the completion of the Transactions. Before making any voting or other investment decisions, CCVII’s shareholders and warrantholders and other interested persons are advised to read the Registration Statement and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with CCVII’s solicitation of proxies for its special meeting of shareholders and its special meeting of warrantholders to be held to approve, among other things, the Transactions, as well as other documents filed with the SEC by CCVII or CorpAcq Group in connection with the Transactions, as these documents will contain important information about CorpAcq, CorpAcq Group, CCVII and the Transactions. After the Registration Statement has been declared effective, Churchill VII will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders and warrantholders as of the record date established for voting on the Transactions. Shareholders and warrantholders may also obtain a copy of the Registration or definitive proxy statement/prospectus, once available, as well as other documents filed by CCVII with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. CCVII and CorpAcq have based these forward looking statements on each of its current expectations and projections about future events. These forward looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of CorpAcq’s and CCVII’s respective management teams and are not predictions of actual performance. Nothing in this Current Report should be regarded as a representation by any person that the forward looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. These forward looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of CCVII and CorpAcq. These forward looking statements are subject to known and unknown risks, uncertainties and assumptions about CCVII and CorpAcq that may cause each of its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward looking statements. Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which CorpAcq operates; CorpAcq's ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of the a global pandemic, to CorpAcq's business, projected results of operations, financial performance or other financial metrics; expectations as to future growth in demand for CorpAcq's products and services; CorpAcq's reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq operates; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries that CorpAcq may face; assumptions or analyses used for CorpAcq's forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts; CorpAcq failing to maintain its current level of acquisitions or an acquisition not occurring as planned and negatively affecting operating results; the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the CorpAcq Group or the expected benefits of the Transactions or that the approval of the shareholders of CCVII is not obtained; the risk that shareholders of CCVII could elect to have their shares redeemed by CCVII, thus leaving the CorpAcq Group insufficient cash to complete the Transactions or grow its business; the outcome of any legal proceedings that may be instituted against CorpAcq or CCVII; failure to realize the anticipated benefits of the Transactions; risks relating to the uncertainty of the projected financial information with respect to CorpAcq; the effects of competition; changes in applicable laws or regulations; the ability of CorpAcq to manage expenses and recruit and retain key employees; the ability of CCVII or the CorpAcq Group to issue equity or equity linked securities in connection with the Transactions or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the potential U.S. government shutdown; the impact of certain geopolitical events, including wars in Ukraine and the surrounding region and between Israel and Hamas; the impact of a current or future pandemic on CorpAcq, CCVII, the CorpAcq Group’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed under the heading “Risk Factors” in the Registration Statement, 2023, as may be amended from time to time, and other documents filed, or to be filed, with the SEC by CCVII or CorpAcq Group. If any of these risks materialize or CorpAcq’s, CorpAcq Group’s or CCVII’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward looking statements. There may be additional risks that neither CorpAcq, CorpAcq Group nor CCVII presently know or that CorpAcq, CorpAcq Group and CCVII currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward looking statements. In addition, forward looking statements reflect CorpAcq’s, CorpAcq Group’s and CCVII’s expectations, plans or forecasts of future events and views as of the date of this Current Report. CorpAcq, CorpAcq Group and CCVII anticipate that subsequent events and developments will cause CorpAcq’s, CorpAcq Group’s and CCVII’s assessments to change. However, while CorpAcq, CorpAcq Group and CCVII may elect to update these forward looking statements at some point in the future, CorpAcq, CorpAcq Group and CCVII specifically disclaim any obligation to do so. These forward looking statements should not be relied upon as representing CorpAcq’s, CorpAcq Group’s and CCVII’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward looking statements. An investment in CorpAcq, CorpAcq Group or CCVII is not an investment in any of CorpAcq’s, CorpAcq Group’s or CCVII’s founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of CorpAcq, CorpAcq Group or CCVII, which may differ materially from the performance of past investments, companies or affiliated funds.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report is not, and under no circumstances is to be construed as, a proxy statement or solicitation of a proxy, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

CorpAcq, CorpAcq Group, CCVII, Churchill Sponsor VII LLC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CCVII’s shareholders and warrantholders with respect to the Transactions. A list of the names of CCVII’s directors and executive officers and a description of their interests in CCVII is set forth in CCVII’s filings with the SEC (including the Registration Statement and Annual Reports and Quarterly Reports filed by CCVII with the SEC on Forms 10-K and 10-Q, respectively and any other documents filed in connection with the Transactions) and are available free of charge at the SEC’s website located at www.sec.gov, or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read each of the Registration Statement, and the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Joint Press Release of Churchill Capital Corp VII, CorpAcq Holdings Limited and CorpAcq Group Plc, dated November 17, 2023
99.2	Investor Presentation of CCVII and CorpAcq dated November 2023
104	Cover Page Interactive Data File-Embedded within the inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2023

Churchill Capital Corp VII

By:	/s/ Jay Taragin
	Name:	Jay Taragin
	Title:	Chief Financial Officer